EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Lantronix Reports Fiscal 2016 Second Quarter Financial Results

Irvine, Calif., February 16, 2016 – Lantronix, Inc. (the “Company”) (NASDAQ: LTRX) a specialized networking company providing smart IoT and M2M solutions, today reported results for its second fiscal quarter ended December 31, 2015.

Quarterly Financial Highlights

•	Net revenue of $9.5 million
•	New Product revenue of $1.8 million
•	Gross profit margin of 48.1%
•	GAAP net loss of $928,000 or $0.06 per share
•	Non-GAAP net loss of $196,000 or $0.01 per share
•	Cash and cash equivalents of $4.6 million

Operational and Product Highlights:

▪	In October 2015, Lantronix signed a distribution agreement with the Avnet Electronics Marketing Americas business region of Avnet, Inc., (NYSE: AVT) a $27 billion leading technology distributor. Under terms of the agreement, Avnet will distribute Lantronix’s IoT-enabling modules and solutions throughout North and South America.

▪	In December 2015, Jeffrey Benck was appointed Lantronix President and CEO. Prior to joining Lantronix, Benck served as president and chief executive officer of Emulex Corporation, a global supplier of advanced networking, monitoring and management solutions, from July 2013 until Emulex was acquired by Avago Technologies in May 2015. Earlier, Benck served in executive management roles at Emulex, QLogic and IBM Corporation.

▪	In February 2016, the company announced that Sanjeev Datla was appointed chief technology officer. Prior to joining Lantronix, Datla served as CEO and founder of Moxtreme Corporation, a Silicon Valley-based startup technology company focused on the development of a cloud-based application-defined IoT and virtualized real-time messaging platform. Datla previously served in senior technology development roles at Emulex, Broadcom Corporation, ServerWorks Corporation and NEC Electronics.

▪	Today, the company announced that Kevin Yoder was appointed vice president of worldwide sales for Lantronix. Yoder is the former vice president of sales for the Americas for Avago Technologies (now Broadcom Limited) from 2011 to February 2016. Earlier, Yoder served in senior sales management roles at XMOS, Analog Devices, Texas Instruments and CoWare.

“It’s clear to me that our recent results do not reflect Lantronix’s full potential in the IoT marketplace,” said Jeffrey Benck, newly appointed Lantronix president and CEO. “Since taking the helm two months ago, my team and I have moved with a sense of urgency to identify how we could improve the business, define where we want to take Lantronix in the future, and begin taking action that we believe will ultimately create greater value for our customers and shareholders.”

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Financial Results for Second Quarter of Fiscal Year 2016

Net revenue was $9.5 million for the second quarter of fiscal 2016, compared with $10.7 million for the second quarter of fiscal 2015, and $10.6 million for the first quarter of fiscal 2016.

Gross profit margin was 48.1% for the second quarter of fiscal 2016, compared to 48.2% for the second quarter of fiscal 2015, and 47.9% for the first quarter of fiscal 2016.

Operating expenses were $5.5 million for the second quarter of fiscal 2016, compared with $5.8 million for the second quarter of fiscal 2015 and $5.4 million for the first quarter of fiscal 2016. Included in operating expenses for the second quarter of fiscal 2016 was a severance charge of $286,000 in connection with the resignation of the former CEO.

GAAP net loss for the second quarter of fiscal 2016 was $928,000, or $0.06 per share, compared with GAAP net loss of $632,000, or $0.04 per share for the second quarter of fiscal 2015 and GAAP net loss of $331,000, or $0.02 per share for the first quarter of fiscal 2016.

Non-GAAP net loss for the second quarter of fiscal 2016 was $196,000, or $0.01 per share, compared with non-GAAP net loss of $99,000, or $0.01 per share for the second quarter of fiscal 2015 and non-GAAP net income of $124,000, or $0.01 per share for the first quarter of fiscal 2016. For additional information regarding our non-GAAP results, see “Discussion of Non-GAAP Financial Measures” below.

Cash and cash equivalents were $4.6 million as of December 31, 2015 compared with $5.0 million as of June 30, 2015.

Conference Call and Webcast

Lantronix will host an investor conference call with a simultaneous audio webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss its results. To access the live conference call, investors should dial 1-888-243-4451 (US) or 1-412-542-4135 (international) and indicate that they are participating in the Lantronix Second Quarter FY 2016 call. The webcast will be available simultaneously via the investor relations section of the Company’s website at www.lantronix.com.

Investors can access a replay of the conference call starting at approximately 5:00 p.m. Pacific Time today at www.lantronix.com. A telephonic replay will also be available through February 23, 2016 by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) and entering passcode 10078652.

About Lantronix

Lantronix, Inc. (NASDAQ: LTRX) is a specialized networking company providing M2M (machine to machine) and IoT (Internet of Things) solutions. Our products deliver secure connectivity, device management and mobility for today’s increasingly connected world. By networking and managing devices and machines that have never before been connected, we enable our customers to realize the possibilities of the Internet of Things. Founded in 1989, Lantronix pioneers robust, intelligent and easy to deploy solutions for mission critical applications in a wide range of industries, including data center, medical, security, industrial, transportation, retail, financial and government. Lantronix is headquartered in Irvine, California, with offices in Europe and Asia. For more information, visit www.lantronix.com.

Learn more at the Lantronix blog, www.lantronix.com/blog, featuring industry discussion and updates. To follow Lantronix on Twitter, please visit www.twitter.com/Lantronix. View our video library on YouTube at www.youtube.com/user/LantronixInc or connect with us on LinkedIn at www.linkedin.com/company/lantronix.

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Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management believes that non-GAAP net income (loss) and non-GAAP net income (loss) per share are important measures of the Company’s business. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance.

Non-GAAP net income (loss) consists of net income (loss) excluding (i) non-GAAP adjustments to operating expenses, (ii) interest income (expense), (iii) other income (expense), (iv) income tax provision (benefit), and (v) severance charges.

Non-GAAP net income (loss) per share is calculated by dividing non-GAAP net income (loss) by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP net income (loss) per share, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our sales expansion efforts, our relationships with certain customers, and our projected operating and financial performance. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Some of the risks and uncertainties that may cause actual results to differ from those expressed or implied in the forward-looking statements are described in “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, as well as in our other filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the NASDAQ Stock Market, LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

Investor Relations Contacts:

Jeremy Whitaker

Chief Financial Officer

949-453-3990

E.E. Wang

Director, Corporate Marketing and Investor Relations

investors@lantronix.com

949-614-5879

© 2016 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark of Lantronix, Inc. All other trademarks and trade names are the property of their respective holders.

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31,	June 30,
	2015	2015
Assets
Current assets:
Cash and cash equivalents	$4,562	$4,989
Accounts receivable, net	2,343	2,658
Inventories, net	7,861	9,503
Contract manufacturers' receivable	482	369
Prepaid expenses and other current assets	615	400
Total current assets	15,863	17,919
Property and equipment, net	1,684	1,471
Goodwill	9,488	9,488
Other assets	56	93
Total assets	$27,091	$28,971

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$2,575	$3,633
Line of credit	700	700
Accrued payroll and related expenses	1,655	1,685
Warranty reserve	142	163
Other current liabilities	3,575	3,849
Total current liabilities	8,647	10,030
Long-term capital lease obligations	150	152
Other non-current liabilities	310	80
Total liabilities	9,107	10,262

Commitments and contingencies

Stockholders' equity:
Common stock	2	2
Additional paid-in capital	206,860	206,326
Accumulated deficit	(189,249)	(187,990)
Accumulated other comprehensive income	371	371
Total stockholders' equity	17,984	18,709
Total liabilities and stockholders' equity	$27,091	$28,971

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	December 31,	September 30,	December 31,	December 31,
	2015	2015	2014	2015	2014
Net revenue (1)	$9,540	$10,573	$10,735	$20,113	$22,271
Cost of revenue	4,951	5,506	5,565	10,457	11,502
Gross profit	4,589	5,067	5,170	9,656	10,769
Operating expenses:
Selling, general and administrative	3,814	3,725	3,992	7,539	8,067
Research and development	1,716	1,671	1,782	3,387	3,526
Total operating expenses	5,530	5,396	5,774	10,926	11,593
Loss from operations	(941)	(329)	(604)	(1,270)	(824)
Interest expense, net	(9)	(6)	(3)	(15)	(8)
Other income (expense), net	28	19	1	47	(20)
Loss before income taxes	(922)	(316)	(606)	(1,238)	(852)
Provision for income taxes	6	15	26	21	42
Net loss and comprehensive loss	$(928)	$(331)	$(632)	$(1,259)	$(894)
Net loss per share (basic and diluted)	$(0.06)	$(0.02)	$(0.04)	$(0.08)	$(0.06)
Weighted-average common shares (basic and diluted)	15,160	15,103	14,874	15,131	14,831
Net revenue from related parties	$45	$68	$112	$113	$191

(1)  Includes net revenue from related parties

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LANTRONIX, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	December 31,	September 30,	December 31,	December 31,
	2015	2015	2014	2015	2014
GAAP net loss	$(928)	$(331)	$(632)	$(1,259)	$(894)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	20	18	16	38	36
Depreciation and amortization	127	146	149	273	288
Total adjustments to cost of revenue	147	164	165	311	324
Selling, general and administrative:
Share-based compensation	182	171	195	353	369
Employer portion of withholding taxes on stock grants	2	2	–	4	–
Depreciation and amortization	65	51	63	116	128
Total adjustments to selling, general and administrative	249	224	258	473	497
Research and development:
Share-based compensation	50	44	54	94	115
Employer portion of withholding taxes on stock grants	–	–	6	–	6
Depreciation and amortization	13	21	22	34	47
Total adjustments to research and development	63	65	82	128	168
Severance charges	286	–	–	286	–
Total non-GAAP adjustments to operating expenses	598	289	340	887	665
Interest expense, net	9	6	3	15	8
Other income (expense), net	(28)	(19)	(1)	(47)	20
Provision for income taxes	6	15	26	21	42
Total non-GAAP adjustments	732	455	533	1,187	1,059
Non-GAAP net income (loss)	$(196)	$124	$(99)	$(72)	$165
Non-GAAP net income (loss) per share (diluted)	$(0.01)	$0.01	$(0.01)	$(0.00)	$0.01

Denominator for GAAP net income (loss) per share (diluted)	15,160	15,103	14,874	15,131	14,831
Non-GAAP adjustment	–	117	–	–	485
Denominator for non-GAAP net income (loss) per share (diluted)	15,160	15,220	14,874	15,131	15,316

GAAP operating expenses	$5,530	$5,396	$5,774	$10,926	$11,593
Non-GAAP adjustments to operating expenses	(598)	(289)	(340)	(887)	(665)
Non-GAAP operating expenses	$4,932	$5,107	$5,434	$10,039	$10,928

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LANTRONIX, INC.

UNAUDITED NET REVENUES BY PRODUCT LINE AND REGION

(In thousands)

	Three Months Ended
	December 31, 2015			September 30, 2015			December 31, 2014
	IoT Modules	Enterprise Solutions	Total	IoT Modules	Enterprise Solutions	Total	IoT Modules	Enterprise Solutions	Total
New Products	$447	$1,382	$1,829	$480	$1,273	$1,753	$291	$1,354	$1,645
Legacy Products	4,449	3,262	7,711	4,752	4,068	8,820	5,007	4,083	9,090
	$4,896	$4,644	$9,540	$5,232	$5,341	$10,573	$5,298	$5,437	$10,735

	Three Months Ended
	December 31, 2015			September 30, 2015			December 31, 2014
	IoT Modules	Enterprise Solutions	Total	IoT Modules	Enterprise Solutions	Total	IoT Modules	Enterprise Solutions	Total
Americas	$2,186	$3,017	$5,203	$1,664	$3,445	$5,109	$1,971	$3,662	$5,633
EMEA	1,746	1,074	2,820	2,572	1,249	3,821	2,154	1,150	3,304
Asia Pacific	549	344	893	517	384	901	550	349	899
Japan	415	209	624	479	263	742	623	276	899
	$4,896	$4,644	$9,540	$5,232	$5,341	$10,573	$5,298	$5,437	$10,735

	Six Months Ended December 31,
	2015			2014
	OEM Modules	Enterprise Solutions	Total	OEM Modules	Enterprise Solutions	Total
New Products	$927	$2,655	$3,582	$475	$2,890	$3,365
Legacy Products	9,201	7,330	16,531	10,451	8,455	18,906
	$10,128	$9,985	$20,113	$10,926	$11,345	$22,271

	Six Months Ended December 31,
	2015			2014
	OEM Modules	Enterprise Solutions	Total	OEM Modules	Enterprise Solutions	Total
Americas	$3,850	$6,462	$10,312	$4,380	$7,812	$12,192
EMEA	4,318	2,323	6,641	4,323	2,275	6,598
Asia Pacific	1,066	728	1,794	1,167	661	1,828
Japan	894	472	1,366	1,056	597	1,653
	$10,128	$9,985	$20,113	$10,926	$11,345	$22,271

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